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“anticipates,” and similar expressions. Forward- where we operate; price intangible assets; and “estimates,” “seeks,”

Safe Harbor Statement “believes,”

This presentation contains forward-looking statements. The forward-looking statements in which we operate and management’s beliefs and assumptions. Forward-looking statements may be identified by the use of words such as “expects,” “plans,” looking statements are not guarantees of future performance and involve certain known are based on current expectations, estimates, forecasts and projections about the industry “intends,” and unknown risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed, forecasted or implied in the forward-looking statements. Factors that may affect the outcome of the forward- looking statements include, among other things, our ability to attract and retain qualified executive search consultants; a weakening of the economies in the United States, Europe, or elsewhere; social or political instability in markets competition; an inability to achieve the planned cost savings from our cost-reduction initiatives; an inability to sublease or assign unused office space; our ability to realize our deferred tax assets; an impairment of our goodwill and other delays in the development and/or implementation of new technology and systems. Our reports filed with the U.S. Securities and Exchange Commission also include information on factors that may affect the outcome of forward-looking statements. We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Business Overview

• and in 315 offices search 52 Struggles executive firm approximately from world & the consulting of working of Heidrick premiere network cities World’s leadership Global consultants principal •

Paris Rome Stockholm Vienna Warsaw Zurich

Shanghai Singapore Sydney Taipei Tokyo Europe Helsinki Istanbul* Johannesburg* Lisbon London Madrid Milan Munich Asia Pacific Beijing Hong Kong Melbourne Mumbai New Delhi Seoul Amsterdam Barcelona Berlin Brussels Copenhagen Dusseldorf Frankfurt Hamburg Global Presence San Francisco Toronto Tyson’s Corner Wall Street (NY) North America Mexico City Miami Santiago Sao Paulo Greenwich Houston Los Angeles Menlo Park New York Philadelphia Latin America Bogota* Buenos Aires Caracas* Lima* Affiliate relationship

Atlanta Boston Chicago Cleveland Dallas Denver *

North America 54% Latin America 3% Europe 36%

Diverse Geographic Mix* Asia Pacific 7%

* 2003 Net Revenue

28% 20% Education/Nonprofit; Other 3% Financial Services Industrial Consumer 16% Professional Services 9% Technology 15%

2003 Industry Practice Mix Health Care 9%

2002 Revenue $ 350.7 M 338.3 M 269.4 M 264.9 M 196.1 M 103.1 M 102.5 M 94.0 M 66.1 M 50.2 M Firm Heidrick & Struggles Korn/Ferry Spencer Stuart Egon Zehnder Russell Reynolds Ray & Berndtson Amrop Hever Group Whitehead Mann Hudson Highland Group L.L.C. Partners

World’s Largest Search Firms • • • • • • • • • • Source: Kennedy Information

Provides access and influence with decision makers Increases probability of downstream work Strengthens the Heidrick & Struggles brand Generates higher fees per search Establishes barriers to entry Attracts and retains high-caliber consultants

Focus on Top-Level Services Board, CEO and other senior-level searches generate the majority of our revenue Advantages of top-level services – – – – – –

• •

Representative CEO/Board Searches in 2003

Includes salary and bonus Billed in three monthly installments

Economics of the Firm For executive search, fees are one-third of placement’s first year cash compensation • • Project-based for board services, leadership services Primarily cash 70% based on revenue generation (formula based) and 30% on quality and other firm-building behaviors Formula-based component structured on progressive tiers

Fees – – Consultant compensation – – –

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Run and grow a profitable, efficient, and quality business that serves our clients and provides an attractive return to our shareholders Strengthen our partnership among all the people of Heidrick & Struggles

Strategy and Structure Phase Examining every aspect of the firm Any changes must improve our ability to pursue two goals: – –

• •

• of are levels needs client increasingly different Strategy and at Struggles clients firms structure are & services needs Market” this Heidrick around to client for

• to

• “Go Organize Professional migrating Different maturity

• •

• to and accounts teams (including CEOs Boards group client leadership Needs for supporting key services services executive for effective Client and and C-level services build searches) of them entire range Searches CEO Searches the A help

• •

2004 Investments

– Marketing Key account development Research / knowledge management Training Select “investment hires”

After several years of contraction, we must resume some investment spending Planning for operating margin expansion despite investments Investing in business-building activities – – – –

• • •

• previous by followed return than should Business 24% strong rates improves Fundamentally pronounced hyper-growth was remain more with CAGR growth Is Growth contraction economy

• This A the

• Cyclicality recessions, severe 1993-1998 Double-digit when Fundamentals

• • •

• getting create will Strong and are will talent aspirant tenures placements Remain is governance of management talent management corporate rise of to on compensation Shortage Higher-caliber mobile Executive shorter Focus opportunities Cash continue

• Fundamentals • • • •

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Financial Performance

600 500 400 300 200 100

Number of Consultants 328 $318 2003 391

$351 2002

507

$456 2001 $790 545 2001 Budget $594 2000

441 Revenue

$436 1999

369

$342 1998

316

of Consultants $276 1997 Average Number 253

$212 1996

Revenue Performance 206 & Consultant Headcount $167 1995

180

Annual Revenue in Millions $800 $700 $600 $500 $400 $300 $200 $100

Realigned Cost Structure Reduced workforce by nearly 50% Eliminated excess real estate, bringing the number of offices down from a high of 80 in 2001 to 52 today Reduced management roles by 30% Implemented centralized purchasing programs

Reduced costs by well over $200 million – – – –•

Change $(32.8) 12.4 $

1.5 2002 $350.7 $            Twelve Months             2003 $317.9 13.9 $

_ Change $3.8 $1.2 2002 $78.2 1.9 $

2003 $82.0 3.1

Pro Forma Financial Results* Fourth Quarter $ favorable adjustment to employee benefits accruals, and the reversed of accruals related to the Performance Share A full reconciliation of U.S. GAAP and pro forma results is provided on the company website, (Dollars in millions) Net Revenue Operating Income * Pro forma results exclude restructuring charges, separation expense for former executives, other severance expense, a Plan. www.heidrick.com.

Reduction in European cost structure Impairment of goodwill and other intangible assets Increase in previously established accruals for unused office space

$22.5 million restructuring charge – – – $57.9 million non-cash charge to increase the valuation allowance on deferred tax assets

Q4 2003 Non-Comparable Charges • •

• favorable a full

• 17.4% 7.1% 8.3% 0.4% expense, A 2002 Margin Plan. severance Share

• 31, 20.4% 7.3% 11.3% 11.4% 4.4% other www.heidrick.com.

• 2003 Margin Performance Geography* December executives, the website,

• Ended (22.2) 0.2 (11.4) 0.6 (32.8) 1.4 3.6 1.1 0.9 7.1 5.3 12.4 to

• By Change former related company $ $ $ $ $ for the Months expense accruals on

• 2002 11.0 124.4 21.1 33.7 (2.8) (3.2) 1.5 29.2 (27.8) 1.5 of Twelve $194.2 $350.7 $ $ provided separation reversed is

• 11.2 21.6 35.2 0.8 (2.1) 2.4 36.3 (22.5) 13.9 the results 2003 $172.1 113.0 and

• Results $317.9 $ $ charges, forma accruals, pro rounding. restructuring and to benefits GAAP

• (Loss) due exclude foot U.S.

• Forma millions) not employee of Income results to in Revenue America America Pacific Company America America Pacific regions Company may forma North Latin Europe Asia Total North Latin Europe Asia Total Corporate Total

• Pro (Dollars Net Operating Columns Pro adjustment reconciliation

• and are cash Sheet despite million at bonuses 2003 cash 2003 Balance industry in activity $119 million after the positive with 2004, in 2003 $85-95 Strong flow 31, debt Strongest Cash restructuring Ended no Expect March paid

• • •

Outlook Assumes the economy continues its improvement

Expect net revenue growth in the mid-single digits – Estimate operating margin in the 5-6% range Anticipate net revenue in the $80-$85 million range Expect diluted earnings per share of $0.05 to $0.15, using a normalized tax rate of 41%

2004 • • 2004 First Quarter • •

• search initiatives sector and the flow executive consultants in cash people in of base Summary name sheet strengths and in group client our invest balance on brand Unparalleled margins to Premier Outstanding Strongest Capitalize Improve Continue

• Strengths • • • Goals • • •

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financial

Reconciliation of Pro Forma Results company’s actual and pro forma

The following is a reconciliation of the information. The pro forma financial information is included because the company believes that it more accurately reflects its core operations.

78,157—78,157 52,916 23,295—- 76,211 1,946

Pro forma $ $

- (6,309) (6,309) -—(6,309) (25,363) (31,672) 25,363

2002

Adjustments $ $

Actual 78,157 6,309 84,466 52,916 23,295 6,309 25,363 107,883 (23,417) $ $

82,008—82,008 55,690 23,209—- 78,899 3,109

Pro forma $ $

Fourth Quarter Ended December 31, - (5,266) (5,266) 368—(5,266) (22,530) (27,428) 22,162

2003

Adjustments $ $ (Dollars in thousands) Actual 82,008 5,266 87,274 55,322 23,209 5,266 22,530 106,327 (19,053)

Heidrick & Struggles International, Inc. Consolidated Statements of Operations $ $ (2)

(1) (3) (1) Revenue before reimbursements (net revenue) Reimbursements Total revenue Salaries and employee benefits General and administrative expenses Reimbursed expenses Restructuring charges Total operating expenses Operating income (loss)

Revenue: Operating expenses:

350,712—350,712 242,330 106,913—- 349,243 1,469

Pro forma $ $

- (26,133) (26,133) -—(26,133) (48,532) (74,665) 48,532

2002

Adjustments $ $

Actual 350,712 26,133 376,845 242,330 106,913 26,133 48,532 423,908 (47,063) $ $

317,934—317,934 216,829 87,250—- 304,079 13,855

Pro forma $ $

Twelve Months Ended December 31, - (22,683) (22,683) (6,708)—(22,683) (29,443) (58,834) 36,151

2003

(Dollars in thousands) Adjustments $ $            Actual 317,934 22,683 340,617 223,537 87,250 22,683 29,443 362,913 (22,296)

Heidrick & Struggles International, Inc. Consolidated Statements of Operations $ $ (2)

(1) (3) (1) Total operating expenses Operating income (loss) Revenue before reimbursements (net revenue) Reimbursements Total revenue Operating expenses: Salaries and employee benefits General and administrative expenses Reimbursed expenses Restructuring charges

Revenue:

Actual 172,043 11,242 113,034 21,615 317,934 22,683 340,617 35,994 863 (3,818) 2,258 35,297 (28,150) 7,147 (29,443) (22,296) $ $ $ $

- -—- -—- -—-—-—- (29,443) (29,443)

Charges

Restructuring $ $ $ $

- -—- -—- 601 52 235 52 940 367 1,307—1,307

Share Plan

Management Performance $ $ $ $

- -—- -—- 752—-—752 188 940—940

Employee Benefit Accrual

Adjustment $ $ $ $

-—- - -—- (509) (9) (1,960) (231) (2,709) (6,246) (8,955)—(8,955) and Charges Separation Severance $ $ $ $

Results By Geography (Dollars in thousands) -—- - - 22,683 22,683 -—-—-—-—-

Reimbursed Expenses $ $ $ $

Twelve Months Ended December 31, 2003 - 820 2,437 -11,242 21,615 35,150 (2,093) 36,314 13,855 13,855 (22,459) Pro forma 172,043 113,034 317,934 317,934 $ $ $ $            North America Latin America Europe Asia Pacific Revenue before reimbursements (net revenue) Reimbursements Total Company North America Latin America Europe Asia Pacific Total regions Corporate Operating income (loss) before restructuring charges Restructuring charges Total Company

Revenue Operating Income (Loss)

Actual 194,241 11,020 124,391 21,060 350,712 26,133 376,845 33,711 (2,775) (3,209) 1,497 29,224 (27,755) 1,469 (48,532) (47,063) $ $ $ $

- -—-—- - -—-—-—- (48,532) (48,532)

Charges

Restructuring $ $ $ $

- -—-—26,133 26,133 -—-—-—-—-

Expenses

Reimbursed $ $ $ $

- 1,497 1,469 - 1,469 11,020 21,060 33,711 (2,775) (3,209) 29,224 (27,755) 194,241 124,391 350,712 350,712

Pro forma

Results By Geography Twelve Months Ended December 31, 2002 (Dollars in thousands) $ $ $ $            North America Latin America Europe Asia Pacific Revenue before reimbursements (net revenue) Reimbursements Total Company North America Latin America Europe Asia Pacific Total regions Corporate Operating income (loss) before restructuring charges Restructuring charges Total Company

Revenue Operating Income (Loss)

The Also in the fourth This expense is By segment, Historically, the Company classified The pro forma results exclude By segment, the severance charges are as follows: North impact of these severance charges. This benefit impacted the In the first quarter of 2002, the Company By segment, the restructuring charges recorded in the

In addition, Mr. David Anderson, who was previously the President and The pro forma results exclude the The pro forma results exclude the impact of this adjustment. In October 2002, the Company announced additional reductions in its North America $5.2 million, Europe $17.0 million and Corporate $0.3 million. Chief Executive Officer. The pro forma results exclude the impact of these separation charges. $1.3 million to reverse accruals recorded in 2002 related to the Performance Share Plan. announced initiatives. As a result of these announced initiatives the Company recorded restructuring charges of $25.4 million in $5.5 million of restructuring charges related to previously identified unused office space that had $1.4 million of restructuring charges to increase previously established accruals for unused office are as follows: As a result, the Company recorded a charge of $5.2 million in the second quarter of 2003 for their separation agreements. Corporate $0.1 million. North America $0.6 million; Europe $0.2 million; Asia Pacific $0.1 million; Corporate $0.4 million. The pro forma results exclude the impact of the severance costs and the reversal of the accruals for the Performance Share The Company recorded $22.5 million of restructuring charges including $3.9 million of severance and other employee-related costs,

North America $0.8 million; In the fourth quarter of 2003, the Company announced reductions in its workforce, primarily in Europe, and the need to increase previously established accruals the restructuring charges recorded in the fourth quarter of 2003 The pro forma results exclude the impact of these restructuring charges. Schedule Notes (1) Emerging Issues Task Force Issue No. 01-14, “Income Statement Characterization of Reimbursements Received for ‘Out-of-Pocket’ Expenses Incurred,” (EITF 01-14) establishes that reimbursements received for certain out-of-pocket expenses should be reported as revenue. reimbursements of out-of-pocket expenses as a reduction of operating expenses. The Company adopted this guidance in 2002. the impact of adopting EITF 01-14. (2) In the second quarter of 2003, Mr. Piers Marmion resigned as Chief Operating Officer, also resigned. These charges are included in the Corporate segment. Also in the second quarter of 2003, the Company recorded other severance costs of $2.8 million. America $0.5 million; Europe $2.0 million; Asia Pacific $0.2 million; Corporate $0.1 million. In the third quarter of 2003, the Company adjusted certain employee benefit accruals by $0.9 million due to favorable experience. segments as follows: In the fourth quarter of 2003, the Company recorded a benefit of impact of the benefit by segment is as follows: quarter of 2003, the Company recorded severance costs of $0.9 million related to the resignation of Mr. Kevin J. Smith, Chief Financial Officer. reflected in the Corporate segment. Plan. (3) In October 2001 the Company announced reductions in its workforce and the consolidation and closing of offices. recorded restructuring charges of $23.2 million related to these workforce and the consolidation and closing of offices. the fourth quarter of 2002. In the first quarter of 2003, the Company recorded an additional yet to be sublet and which was expected to remain vacant for periods longer than previously anticipated. 2003 first quarter are $0.4 million in North America and $5.1 million in Europe. In the third quarter of 2003, the Company recorded an additional space in North America. for unused office space. $15.3 million to increase previously established accruals for unused office space, and $3.3 of expense for goodwill and other intangible impairment.

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